                                                                   EXHIBIT 10.18



               AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated as of February 2, 200O (this "Amendment") to that certain Securities Purchase Agreement dated as of April 23, 1999 between BROADVIEW NETWORKS HOLDINGS, INC. (f/k/a Coaxicom, Inc.), a Delaware corporation (the "Company"), Baker Communications Fund, L.P. ("Baker") and the holders of Series A Preferred Stock of the Company and Series B Preferred Stock of the Company as listed on Schedule A of the Securities Purchase Agreement (the "Purchasers"), is made by and between the Company and the Purchasers.

         WHEREAS, Baker desires to assign portions of its option (the "Baker Option") to purchase 4,290,685 shares of 8% Series D Convertible Redeemable Preferred Stock of the Company ("Series D Preferred Stock") to Joel Gross and to certain other parties, (together with Joel Gross the "Assignees") and the Company and the Purchasers desire to approve and consent to such assignment; and

         WHEREAS, the Company and the Purchasers desire to delete the provisions in Section 1.2 of the Securities Purchase Agreement providing for an adjustment to the price of the Company's 8% Series C Convertible Redeemable Preferred Stock in the event the Company fails to meet a certain "Performance Benchmark";

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Purchasers hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Securities Purchase Agreement or, if not defined therein, in the Company's Certificate of Incorporation, as amended.

         SECTION 2. Amendments to Securities Purchase Agreement. The Securities Purchase Agreement is hereby amended as of the date hereof as follows:


         (a) The first sentence is amended and restated in its entirety as follows:

                           "SECURITIES PURCHASE AGREEMENT, dated as of April 23,
                  1999 (this "Agreement"), among Broadview Networks Holdings, Inc., a Delaware corporation (the "Company"), Baker Communications Fund, L. P. ("Baker"), Baker's Permitted Transferees who appear as signatories to this Agreement, Joel Gross and the holders of Series A Preferred Stock of the Company and Series B Preferred Stock of the Company listed on Schedule A to this Agreement (the "Holders"; the Holders, Baker, Baker's Permitted Transferees and Joel Gross being collectively referred to herein as, the "Purchasers").
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         (b)Section 1.2 is amended and restated in its entirety as follows:
            -----------

                           "Subject to the terms and conditions of this
                  Agreement, the Series D Preferred Shares shall have the rights, preferences and designations set forth in the Amended and Restated Certificate of Incorporation. The initial conversion price applicable to the conversion of the Series D Preferred Shares into Common Stock of the Company shall be set forth in the Amended and Restated Certificate of Incorporation, except that the initial conversion price shall be subject to adjustment for anti-dilutive events occurring prior to the purchase of the Series D Preferred Shares, in accordance with the anti-dilution provisions contained in paragraph 5 of Section (E) of the Amended and Restated Certificate of Incorporation which shall apply as if the Series D Preferred Shares were outstanding as of the date of such anti-dilutive events. The Purchasers shall have the right to transfer all or a portion of their option to purchase Series D Preferred Shares to one or more of their respective Affiliates."


         (c)Section 2.3 is amended and restated in its entirety as follows:
            -----------

                           "The purchase price for Series D Preferred Shares
                  shall be $4.66126 per Series D Preferred Share or an aggregate of Twenty Eight Million Dollars ($28,000,000) (the "Series D Purchase Price"). The Series D Purchase Price shall be paid at a closing as described in Section 3.2 hereof by wire transfer of clearing house funds or by such other method as may be reasonably acceptable to the Company and the Purchasers, to the account of the Company as shall have been designated in advance to the Purchasers by the Company."


         (d)SCHEDULE B is amended and restated in its entirety as follows:


      "Breakdown of Option to Purchase Series D Preferred Shares


Baker Communications Fund, L.P. - 2,038,075

Joel Gross - 214,534

Baker Permitted Transferees - 2,038,075

The Holders - 1,716,275

         SECTION 3. Unexercised Portion of Baker Option. The Company and the
                    -----------------------------------
Purchasers hereby approve and consent to Baker's assignment of its option to purchase 2,038,075 shares of Series D Preferred Stock of the Company to the State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System and Michigan State Police Retirement System (the "State of Michigan") on or before February 4, 2000, conditional upon the State of Michigan exercising its assigned option on or before such date. Baker agrees that any portion of such option that remains unexercised after such date will be exercised within two business days by Baker.

         SECTION 4. Agreement to be Bound by Securities Purchase Agreement.
                    ------------------------------------------------------
Upon the Assignees' execution of this Amendment, the Securities Purchase Agreement shall be binding upon and inure to the benefit of each of them and their permitted assigns.

         SECTION 5. No Implied Amendments. Except as herein amended, the
                    ---------------------
Securities Purchase Agreement shall remain in full force and effect and is ratified in all respects. On and after the effectiveness of this Amendment, each reference in the Securities Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Securities Purchase Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement, as amended by this Amendment.

         SECTION 6. Effective Date. This Amendment shall be effective as of the
                    --------------
date hereof.

         SECTION 7. Counterparts. This Amendment may be executed by the parties
                    ------------
hereto in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have executed, or have caused this Agreement to be executed, by their respective officers thereunto duly authorized, as of the date first written above.





                                             BROADVIEW NETWORKS HOLDING, INC.



                                             By: /s/ Vern Kennedy
                                                 ----------------------------
                                                  Name:
                                                  Title:









                                Amendment No. 1 to Securities Purchase Agreement

                                              JOEL GROSS


                                              /s/ JOEL GROSS
                                              -----------------------------






                                Amendment No. 1 to Securities Purchase Agreement

                                            WPG ENTERPRISE FUND III, L.L.C.


                                            By: WPG VC Fund Adviser, L.L.C.,
                                                 Fund Investment Advisory Member


                                            By: /s/ Barry Eggers
                                                -----------------------------
                                                 Name:  Barry Eggers
                                                 Title: Managing Member


                                            WEISS, PECK & GREER VENTURE
                                                 ASSOCIATES IV, L.L.C.


                                            By:  WPG VC Fund Adviser, L.L.C.
                                                  Fund Investment Advisory
                                                   Member

                                            By:  /s/ Barry Eggers
                                                 ----------------------------
                                                  Name:  Barry Eggers
                                                  Title: Managing Member


                                            WPG INFORMATION SCIENCES
                                              ENTREPENEUR FUND, L.P.


                                            By:  WPG VC Fund Adviser, L.L.C.
                                                  General Partner


                                            By:  /s/ Barry Eggers
                                                 -----------------------------
                                                 Name:  Barry Eggers
                                                 Title: Managing Member


                                            WEISS, PECK & GREER VENTURE
                                              ASSOCIATES IV CAYMAN, L.P.


                                            By:  WPG VC Fund Adviser, L.L.C.,
                                                 Fund Investment Advisory
                                                  Partner


                                            By:  /s/ Barry Eggers
                                                 ----------------------------
                                                 Name: Barry Eggers
                                                 Title: Managing Member



                                Amendment No. 1 to Securities Purchase Agreement

                                            NEW ENTERPRISE ASSOCIATES VII, L.P.


                                            By: /s/ Nancy Dorman
                                                ------------------------------
                                                Name:  Nancy Dorman
                                                Title:  General Partner






                                Amendment No. 1 to Securities Purchase Agreement

                                          COMMUNICATIONS VENTURES II, L.P.


                                          By its General Partner ComVen II, LLC


                                          By: /s/ Roland A. Van der Meer
                                              --------------------------
                                              Name:  Roland A. Van der Meer
                                              Title: Member


                                          COMMUNICATIONS VENTURE II
                                               AFFILIATES FUND, L.P.


                                          By its General Partner ComVen II, LLC



                                          By: /s/ Roland A. Van der Meer
                                              --------------------------
                                              Name:  Roland A. Van der Meer
                                              Title: Member



                                Amendment No. 1 to Securities Purchase Agreement

                                            BAKER COMMUNICATIONS FUND, L.P.


                                            By:  Baker Capital Partners, LLC
                                                  Its General Partner


                                            By:  /s/
                                                 ----------------------------
                                                 Name:
                                                 Title:






                                Amendment No. 1 to Securities Purchase Agreement